Asset and Goodwill Impairment Testing	12 Months Ended
Dec. 31, 2025
Impairment of Assets [Abstract]
Asset and Goodwill Impairment Testing
8. Asset and Goodwill Impairment Testing

a) Impairment Testing

Quebrada Blanca Cash Generating Unit (CGU) – 2025

In the third quarter of 2025, as a result of continuing challenges with the pace of development of the TMF resulting in near-term production constraints and higher TMF-related capital expenditures, we performed an impairment test for our Quebrada Blanca CGU. Consistent with the methodology used to perform our annual goodwill impairment testing, we used a discounted cash flow model to calculate the FVLCD for our Quebrada Blanca CGU. Cash flow projections used in the analysis as at September 30, 2025 cover the current expected mine life of Quebrada Blanca and a projected asset expansion, totalling 44 years, with an estimate of in situ value applied to the remaining resources. The recoverable amount incorporated inputs from the study in progress for the Quebrada Blanca asset expansion, which includes the current expected technical performance of the deposit, along with estimated operating costs and capital expenditures for the life of the operation.

The determination of the FVLCD utilized the following significant assumptions: long-term copper price, discount rate, our assumptions about throughput optimization and asset expansion, recovery rates, operating costs and capital expenditures estimates, reserves and resources, mine production rates and the fair value per pound of copper equivalent used in the determination of the in situ value. The fair value measurement was categorized as a Level 3 measurement based on the inputs used in the discounted cash flow model (Note 33).

As at September 30, 2025, the recoverable amount of our Quebrada Blanca CGU was greater than its carrying value by approximately US$900 million.

Long-Term Copper Price

A long-term real copper price per pound in 2030 and beyond of US$4.50 (2024 – long-term real copper price per pound in 2029 of US$4.20) was used in preparing the discounted cash flow model.
8. Asset and Goodwill Impairment Testing (continued)

Discount Rate

A discount rate of 7.25% (2024 – 7.0%) was used in preparing the discounted cash flow model, based on market participant mining weighted average costs of capital, adjusted for risks specific to the asset, where appropriate.

Throughput Optimization, Asset Expansion and Recoveries

The calculation of FVLCD includes judgments that the TMF development will no longer constrain production beyond 2027, aligned with the completion of the action plan from the Comprehensive Operational Review, and that our throughput optimization will subsequently be achieved. There are also judgments that the asset expansion will occur in the future, and that design recovery rates of 86% to 92% are expected to be achieved.

Operating Costs and Capital Expenditures Estimates

Near-term operating costs and capital expenditures incorporate costs to address current TMF issues which, in our judgment, are not anticipated to affect costs beyond the near term. Subsequently, operating costs and capital expenditures are based on life of mine plans and internal management forecasts. Cost estimates incorporate management's experience and expertise, current operating costs, the nature and location of the operation, and the risks associated with the operation. Future capital expenditures are based on management’s best estimate of expected future capital requirements, with input from management’s experts where appropriate. All committed and anticipated capital expenditures based on future cost estimates have been included in the projected cash flows.

Reserves and Resources and Mine Production

Future mineral production is included in projected cash flows based on plant capacities, reserve and resource estimates, and related exploration and evaluation work undertaken by appropriately qualified persons.

In Situ Value

The fair value of resources beyond production in the current life of mine plan included in the discounted cash flow model are estimated using a dollar per pound multiple, on a copper equivalent basis, using available market data.

Interrelation of Key Assumptions

The key assumptions used in our determination of recoverable amounts interrelate significantly with each other and with our operating plans. For example, a decrease in long-term commodity prices could result in amendments to the mine plans that would partially offset the effect of lower prices through lower operating costs and capital expenditures. It is difficult to determine how all of these factors would interrelate, but in estimating the effect of changes in these assumptions on fair values, we believe that all of these factors need to be considered together. A linear extrapolation of these effects becomes less meaningful as the change in assumption increases.

Sensitivity Analysis

We performed a sensitivity analysis to determine the value by which the most sensitive key assumptions must individually change in order for the Quebrada Blanca CGU's recoverable amount to approximate its carrying amount. Due to the complexity by which key assumptions interrelate significantly with each other and with our operating plans, the analysis was performed for each assumption individually with all other assumptions held constant. In isolation, a US$0.21 decrease in the long-term real copper price per pound, or a 51 basis point increase in the discount rate would result in the recoverable amount of the Quebrada Blanca CGU approximating its carrying value.

Trail CGU – 2024

In the third quarter of 2024, as a result of the challenging environment for treatment charges due to a global shortage of zinc concentrate, continued operating losses, combined with a fire in the electrolytic zinc plant affecting expected operations in the fourth quarter of 2024, we identified impairment indicators at our Trail CGU and consequently performed an impairment test. Using a discounted cash flow model to estimate the FVLCD, the estimated post-tax recoverable amount of the Trail CGU of $666 million was lower than our carrying value. As a result, we recorded a non-cash, pre-tax asset impairment for our Trail CGU of $1.1 billion (after-tax $828 million). The impairment affected the profit (loss) of our zinc reportable segment and our corporate activities (Note 31).
8. Asset and Goodwill Impairment Testing (continued)

Key assumptions used in the analysis included the long-term zinc price, long-term zinc treatment charges, long-term zinc premiums, U.S. dollar to Canadian dollar foreign exchange rates, zinc production rates, operating costs, capital costs and discount rate. The discount rate used was 5.5%. The FVLCD estimates are classified as a Level 3 measurement within the fair value measurement hierarchy (Note 33).

b) Goodwill

(CAD$ in millions)	Quebrada Blanca	Steelmaking Coal Business	Total
At January 1, 2024	$406	$702	$1,108
Changes in foreign exchange rates	36	—	36
Sale of steelmaking coal business	—	(702)	(702)
At December 31, 2024	$442	$—	$442
Changes in foreign exchange rates	(21)	—	(21)
At December 31, 2025	$421	$—	$421

c) Annual Goodwill Impairment Testing – Quebrada Blanca CGU
Our Quebrada Blanca CGU has goodwill allocated to it. We performed our annual goodwill impairment testing at October 31, 2025, calculating the recoverable amount on a FVLCD basis and did not identify any goodwill impairment losses. The significant assumptions used and judgments made for the October 31, 2025 annual goodwill impairment test were consistent with that used for the September 2025 impairment testing, as no material changes to the significant assumptions used and judgments made were identified during the time interval. The sensitivity analysis performed for the September 2025 impairment testing remains applicable for the October 2025 goodwill impairment testing.